UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2026

Pelican Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42666	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 349 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share and one right	PELIU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	PELI	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one ordinary share	PELIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Regulation FD Disclosure

On March 3, 2026, Pelican Holdco, Inc. (“PubCo”) and Pelican Acquisition Corporation (“Pelican”) filed with the U.S. Securities and Exchange Commission a prospectus supplement on Form 424(b)(3) (the “Prospectus Supplement”) to amend and supplement the information included in the prospectus dated February 18, 2026 (the “Prospectus”), which forms a part of the Registration Statement on Form S-4 (Registration No. 333-291171). The Prospectus Supplement clarifies that the warrants of PubCo will not be listed or traded on the Nasdaq Stock Market LLC or any other listing exchange.

Other than the above-described amendment, which is set forth in detail within the Prospectus Supplement to the Prospectus, the revisions do not alter any other aspects of the Prospectus. The Prospectus Supplement is not complete without the Prospectus. The Prospectus Supplement should be read in conjunction with the Prospectus, and is qualified by reference thereto, except to the extent that the information in the Prospectus Supplement updates or supersedes the information contained in the Prospectus.

Reference is made to the Prospectus Supplement which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01.

Additional Information About the Business Combination and Where to Find It

In connection with the business combination by and among Pelican, Greenland Exploration Limited (“Greenland”), March GL Company (“March GL”), and Pelican Holdco, Inc. (the “Business Combination”), Pelican filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “Registration Statement”), which includes a proxy statement/prospectus of Pelican and was declared effective on February 17, 2026. Pelican will mail the definitive proxy statement/prospectus relating to the Business Combination to Pelican’s shareholders as of the respective record dates to be established for voting on the Business Combination. The Registration Statement, including the proxy statement/prospectus contained therein, contains important information about the Business Combination and the other matters to be voted upon at a meeting of the Pelican shareholders (the “Pelican Shareholder Meeting”). This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide a basis for any investment decision or any other decision in respect of such matters. Pelican, Greenland, March GL, or PubCo may also file other documents with the SEC regarding the Business Combination. Pelican’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about Pelican, Greenland, March GL, PubCo, and the Business Combination.

Pelican’s shareholders and other interested persons will be able to obtain copies of the Registration Statement, including the proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by Pelican, Greenland, March GL, and PubCo through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Pelican, Greenland, March GL, PubCo, and their respective directors and officers may be deemed participants in the solicitation of proxies of Pelican shareholders in connection with the Business Combination. More detailed information regarding the directors and officers of Pelican, and a description of their interests in Pelican is contained in Pelican’s filings with the SEC, including its Quarterly Report on Form 10-Q for the fiscal quarters ended October 31, 2025, which was filed with the SEC on December 19, 2025, July 31, 2025, which was filed with the SEC on September 15, 2025, April 30, 2025, which was filed with the SEC on June 27, 2025, and the initial business combination offering filed on Form S-1, and effective as of May 22, 2025, which are available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under the SEC rules, be deemed participants in the solicitation of proxies of Pelican’s shareholders and other interested persons in connection with the Business Combination and other matters to be voted upon at the Pelican Shareholders Meeting will be set forth in the Registration Statement for the Business Combination when available.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, but are not limited to, statements about Pelican, Greenland, and March GL’s ability to effectuate the Business Combination discussed in this document; the benefits of the Business Combination; the future financial performance of PubCo (defined as the Greenland Energy Company, which will be the go-forward public company following the completion of the Business Combination) following the contemplated transactions; changes in the parties’ strategy; future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Pelican’s, Greenland’s, March GL’s, or PubCo’s views as of any subsequent date, and none of Pelican, Greenland, March GL, and PubCo undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither Pelican nor PubCo gives any assurance that either Pelican or PubCo will achieve its business expectations. Therefore, you should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, PubCo’s actual result or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Business Combination by Pelican’s business combination deadline, including after approval of applicable extensions and the potential failure to obtain such extension(s) of the business combination by the deadline if sought by Pelican; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Business Combination, (iii) the outcome of any legal, regulatory, or governmental proceedings that may be instituted against Pelican, Greenland, March GL, or PubCo or any investigation or inquiry following announcement of the Business Combination, including in connection with the Business Combination; (iv) the inability to complete the Business Combination due to the failure to obtain approval of Pelican’s shareholders or other interested persons; (v) Greenland, March GL, and PubCo’s success in retaining or recruiting, or changes required in its officers, key employees or directors, following the Business Combination; (vi) the ability of the parties to obtain the listing of the PubCo’s common stock on a national securities exchange upon the date of closing of the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of Greenland or March GL; (viii) the ability to recognize the anticipated benefits of the Business Combination; (ix) the unexpected costs related to the Business Combination; (x) the amount of redemptions by the Pelican public shareholders being greater than expected; (xi) the management and board composition of PubCo following the Business Combination; (xii) limited liquidity and trading of PubCo’s securities following completion of the Business Combination; (xiii) changes in domestic and foreign business, market, financial, political, and legal conditions, including March GL’s expectations of receiving extensions on applicable licenses, (xiv) the possibility that Pelican, Greenland, or March GL may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Pelican, Greenland, or March GL’s resources; (xvii) the risk that the consummation of the Business Combination is substantially delayed or does not occur; and (xviii) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in other filings of Pelican with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K relates to a Business Combination by and among Pelican, Greenland, PubCo, and March GL. This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there by any offer, sale or exchange of securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Prospectus Supplement, dated March 3, 2026, to the prospectus/proxy statement dated February 18, 2026, which forms a part of the Registration Statement of Pelican Holdco, Inc. on Form S-4.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PELICAN ACQUISITION CORPORATION

Dated: March 3, 2026	By:	/s/ Robert Labbé
	Name:	Robert Labbé
Chief Executive Officer

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